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                                 UNITED STATES                      EXHIBIT 25.1
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                             ____________________
                                   FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
             OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                        ==============================

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of Incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                           10006
(Address of principal                                        (Zip Code)
executive offices)

                             BANKERS TRUST COMPANY
                             LEGAL DEPARTMENT
                             130 LIBERTY STREET, 31ST FLOOR
                             NEW YORK, NEW YORK  10006
                             (212) 250-2201
           (Name, address and telephone number of agent for service)

                       =================================

                                SCE FUNDING LLC
                           (Depositor of the Trust)
              Exact name of obligor as specified in its charter)


DELAWARE                                                  95-4640661
(State or other jurisdiction of                           (I.R.S. employer
Incorporation or organization)                            Identification Number)

2244 WALNUT GROVE AVENUE, ROOM 180
ROSEMEAD, CALIFORNIA  91770
(Address, including zip code
of principal executive offices)

                                     NOTES
                      (Title of the indenture securities)

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ITEM 1.   GENERAL INFORMATION.
               Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

          NAME                                        ADDRESS
          ----                                        -------

          Federal Reserve Bank (2nd District)         New York, NY
          Federal Deposit Insurance Corporation       Washington, D.C.
          New York State Banking Department           Albany, NY

               (b)  Whether it is authorized to exercise corporate trust powers.

                    Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None.

ITEM 3.-15.  NOT APPLICABLE

ITEM 16.  LIST OF EXHIBITS.

          EXHIBIT 1 -   Restated Organization Certificate of Bankers Trust
                        Company dated August 7, 1990, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration
                        No. 33-65171, Certificate of Amendment of the
                        Organization Certificate of Bankers Trust Company dated
                        March 20, 1996, incorporated by referenced to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-
                        25843 and Certificate of Amendment of the Organization
                        Certificate of Bankers Trust Company dated June 19,
                        1997, incorporated by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-32935.

          EXHIBIT 2 -   Certificate of Authority to commence business -
                        Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


          EXHIBIT 3 -   Authorization of the Trustee to exercise corporate trust
                        powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-
                        21047.

          EXHIBIT 4 -   Existing By-Laws of Bankers Trust Company, as amended on
                        February 18, 1997, Incorporated herein by reference to
                        Exhibit 4 filed with Form T-1 Statement, Registration
                        No. 333-24509-01.

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          EXHIBIT 5 -   Not applicable.

          EXHIBIT 6 -   Consent of Bankers Trust Company required by Section
                        321(b) of the Act. - Incorporated herein by reference to
                        Exhibit 4 filed with Form T-1 Statement, Registration
                        No. 22-18864.

          EXHIBIT 7 -   The latest report of condition of Bankers Trust Company
                        dated as of June 30, 1997, incorporated by reference to
                        Exhibit 2 filed with Form T-1 Statement, Registration
                        No. 333-32935.

          EXHIBIT 8 -   Not Applicable.

          EXHIBIT 9 -   Not Applicable.

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                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of October, 1997.


                                       BANKERS TRUST COMPANY



                                       By:  _______________________________
                                            Jenna Kaufman
                                            Vice President

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                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of October, 1997.


                                       BANKERS TRUST COMPANY



                                       By:  Jenna Kaufman
                                            -------------
                                            Jenna Kaufman
                                            Vice President

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